SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM  N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

Post-Effective Amendment No. 11                                      X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

Amendment No. 11                                                     X

SCOTTISH WIDOWS INTERNATIONAL FUND     FILE NO. 33-35081
(Exact Name if registrant as specified in charter)

2650 Westview drive, Wyomissing, PA  19610
(Address of principal executive offices)

610.670.1031
(Registrant's telephone number)

Dennis J. Westley, 2650 Westview Drive, Wyomissing, PA  19610
(name and address of agent for service)


It is proposed that this filing will become effective:
  X               immediately upon filing pursuant to paragaph
                  (b) of rule 485









                    CROSS REFERENCE SHEET
N-1A Item No.                                     Location
                         Part A

Item 1    Cover Page                         Cover Page
Item 2    Synopsis                           Prospectus Summary
Item 3    Condensed Financial Information    Financial Highlights
Item 4    General Description of Registrant  Fund Organization,
                                             Investment Objectives
Item 5    Management of the Fund             Mangement of the Fund
Item 6    Capital Stock & Other Securities   Fund Organization
Item 7    Purchase of Securities Being       How to Buy Shares
          Offered
Item 8    Redemption or Repurchase           How to Redeem Shares
Item 9    Pending Legal Proceedings          General Information

                         PART B
Item 10   Cover Page                         Cover Page
Item 11   Table of Contents                  Table of Contents
Item 12   General Information and History    Description of the Fund
Item 13   Investment Objectives & Policies   Investment Policies,
                                             Investment Restrictions
Item 14   Management of the Fund             Trustees of the Fund,
                                             Investment Advisor and
                                             Sub-Advisor
Item 15   Control Persons and Principal
          Holders of Securities              Not applicable
Item 16   Investment Advisory and Other      Investment Advisor, Sub-
          Services                           Advisor, Transfer Agent

Item 17   Brokerage Allocation               Portfolio Transactions

Item 18   Capital Stock & Other Securities   Description of the
                                             Fund

Item 19   Purchase, Redemption and Pricing   Redemption of Shares
          of Securities being Offered        Net Asset Value

Item 20   Tax Status                         Taxation

Item 21   Underwriters                       Distribution Plan


Item 22   Calculation of Performance Data    Performance Information


Item 23   Financial Statements               Independent Auditors and
                                             Financial Statements












SCOTTISH WIDOWS INTERNATIONAL FUND

Prospectus

The Board of Trustees of Scottish Widows International Fund has approved an Agreement and Plan of Reorganization for the Fund pursuant to which the Fund's assets will be acquired by a similar Federated Fund, and the Scottish Widows shareholders will receive the equivalent value of their Scottish Widows shares in Federated International Equity Fund shares. The Reorganization will be a tax-free exchange whereby Scottish Widows shareholders will become Federated shareholders, and after which Scottish
Widows International Fund will terminate. Scottish Widows shareholders will be asked to approve the Reorganization at a shareholders' meeting scheduled to be held on May 29, 1997. Shareholders have received a complete proxy statement describing the transaction. The Board of Trustees has recommended that Scottish Widows shareholders vote in favor of the Reorganization.

Federated Investors is a mutual fund group formed in 1955 and based in Pittsburgh, Pennsylvania. Federated serves as manager or administrator for mutual funds with an aggregate $110 billion in portfolio assets. Federated has a reputation for excellent customer service, and has invested in state-of-the-art technology to provide fund shareholders with comprehensive information. Scottish Widows shareholders who become Federated shareholders through the Reorganization will have access to all funds in the Federated Family of Funds.

Scottish Widows International Fund (the "Fund") is an open-end diversified management investment company. The
Fund's investment objective is long-term capital appreciation. The Fund seeks its objective by investing primarily (under normal conditions, at least 65% of its total assets) in equity securities (common and preferred stocks) of issuers in countries outside the United States. There is no assurance that the Fund will achieve its objective.

This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. You may request the Statement of Additional Information, which is incorporated by reference into this Prospectus, by writing directly to the Fund or by calling the telephone numbers listed on the cover.
The date of this Prospectus and the Statement of Additional Information is April 30, 1997.

Table of Contents
Section                                      Page
Financial Highlights                           2
Fund Expenses                                  3
Fund Organization                              3
Investment Objectives and Policies             4
Management of the Fund                         7
Performance Information                       10
Risk Factors                                  11
Dividends, Capital Gains
Distributions and Taxes                       12
Shareholder Inquiries                         12
How to Buy Shares                             13
How to Transfer Shares                        16
How to Redeem Shares                          17
Shareholder Services                          18
General Information                           20

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS ANY COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Financial Highlights

The information for 1996 and 1995 have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Fund's
Annual Report to shareholders for the year ended
December 31, 1996 and is incorporated by reference into the Statement of Additional Information. The financial highlights for the periods ended December 31, 1990 through 1994, were audited by Price Waterhouse LLP whose report, dated February 17, 1995, expressed an unqualified opinion.

The following information should be read in conjunction with the other financial statements and notes thereto included in the Annual Report.

PER SHARE INCOME AND CAPITAL CHANGES
(for a share outstanding throughout the period)

         Class C                           Class A*
                                     Year Ended December 31
   1996   1995(5)        1996   1995   1994   1993   1992   1991 1990(2)
Net Asset Value:
Beginning of period
 $12.90  $12.84        $12.91 $11.93 $14.28 $11.03 $11.96 $11.21 $11.34

Investment Operations:
Net investment income (loss)
 (0.10)     -             -   (0.01) (0.07) (0.02)   0.06   0.12   0.10
Net realized and unrealized gain (loss)
 1.08    0.11           1.08   1.04  (0.10)  3.72   (0.86)  0.73  (0.07)
Total from Investment Operations
 0.98    0.11           1.08   1.03  (0.17)  3.70   (0.80)  0.85   0.03

Distributions:
Dividends from net investment income
  -       -               -     -      -     -      (0.08) (0.10) (0.10)
Distributions from realized capital gains
(1.71) (0.05)          (1.71) (0.05) (2.16) (0.45)  (0.05)     -  (0.06)
Distribution from paid-in capital
(0.09)     -           (0.09)     -      -      -       -      -      -
Distributions in excess of accumulated net gains
    -      -               -      -  (0.02)     -       -      -      -
Total Distributions
(1.08) (0.05)          (1.80) (0.05) (2.18) (0.45)  (0.13) (0.10) (0.16)


Net Asset Value: End of period
$12.08 $12.90         $12.19 $12.91 $11.93 $14.28  $11.03 $11.96 $11.21

Total Return(1)
  7.9%    n/a(3)        8.8%   8.7%  (1.4%) 33.6%   (6.7%)  7.6%   0.3%

Net assets, end of period ($thousands)
   231     41          22282  27716  35497  40587   33973  45623  39316
Ratio of operating expenses to average net assets
 2.58%  n/a(3)         1.74%  1.69%  1.92%  2.09%   2.07% 2.11% 2.31%(2)
Ratio of net investment income (loss) to average net assets
(0.9%)  n/a(3)          -0-  (0.07%) (0.5%) (0.2%)   0.5%  1.0%  3.6%(2)
Portfolio turnover rate(4)
58.9%   99.4%          58.9%  99.4% 107.0%  91.7%   84.6% 38.4%  0.0%
Average commission per share(4)
$.0240   n/a           $.0240 n/a    n/a     n/a     n/a   n/a   n/a

*Effective November 15, 1995, the Fund commenced offering Class C shares. All capital shares issued and outstanding as of November 15, 1995 were reclassified as Class A shares.

(1) Total return does not include the maximum sales load of 4.75% for class A shares.
    Total return for 1990 represents actual, not annualized percentage.
(2) Period from 9/28/90 to 12/31/90. Ratios are annualized.
(3) Ratios not meaningful due to short period of operation of Class C shares.
(4) Portfolio turnover and average commission per share are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Average commission per share disclosure is required for fiscal years beginning after 9/1/95.
(5) Period from November 15, 1995 to December 31, 1995.

Fund Expenses

The following table illustrates all expenses and fees that a shareholder of the Fund will incur and is intended to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on the year ended December
31, 1996 for Class A and C shares.

                                             Percentage of
                                          Average Net Assets
Shareholder Transaction Expenses         Annual Fund Operating
                                                Expenses

                           Class  Class                 Class     Class
                             A      C                     A         C
Maximum Sales Load
Imposed on Purchases       4.75%  None   Management Fee  0.675%   0.675%
Sales Load Imposed
on Reinvested
Dividends                  None   None   Distribution
                                         Fees (12b-1)    0.160    1.000
Deferred Sales Load        None   None   Other Expenses  0.905    0.905
Redemption Fee             None   1.0%(1)
Exchange Fee               None   None   Total Fund
                                         Operating
                                         Expenses         1.74%   2.580%

(1) Only if shares are redeemed within 12 months of purchase. See "How to Buy Shares."

EXAMPLE:
The following example illustrates the expenses that a shareholder would pay on a $1,000 investment after one year and over a period of three, five and ten years utilizing the expenses from the chart above and assuming a 5% annual rate of return and redemption at the end of each period.

            Class       Class
                A           C
  1 year   $   64      $   26
  3 years     100          80
  5 years     137         137
 10 years     243         291

This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those above.

Fund Organization

The Fund was established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts on May 23, 1990.
The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value. When issued, each share will be fully paid and non assessable by the Fund. Shareholders do not have preemptive or conversion rights. All shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation. Each share of the Fund is entitled to one vote. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. The Trustees of the Fund have the authority in the future to create additional series of shares representing interests in separate portfolios of assets.
The Fund is not required to hold annual meetings of shareholders. However, special meetings of shareholders may be called for purposes such as electing or removing
Trustees, changing a fundamental investment restriction, and approving an investment advisory or sub-advisory agreement or a Rule 12(b)1 distribution plan. In addition, a special meeting of shareholders of the Fund will be held if, at any time, less than a majority of the Trustees then in office have been elected by shareholders of the Fund.
Shareholders of the Fund have the right to communicate with other shareholders of the Fund in the manner and for the purposes described in Section 16(c) of the Investment Company Act of 1940.
Inquiries concerning the Fund should be made by writing to the Fund at 2650 Westview Drive, Wyomissing,
Pennsylvania 19610.

Investment Objectives and Portfolio Management Policies

The following is a brief summary description of the investment objective and policies of the Fund. Certain instruments and techniques discussed in this summary are described in greater detail in the Statement of Additional Information.
The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stock) of issuers organized under the laws of, or headquartered in, countries outside the United
States ("foreign equities"). Under normal conditions, the Fund will invest at least 65% of its total assets in foreign equities. The Fund may invest in equity securities of issuers in Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland,
France, Germany, Greece, Hong Kong, India, Indonesia,
Ireland, Italy, Japan, Korea, Luxembourg, Malaysia,
Mexico, the Netherlands, New Zealand, Norway, the
Philippines, Poland, Portugal, Singapore, Spain,
Sweden, Switzerland, Taiwan, Thailand, Turkey and the
United Kingdom. The Fund will not necessarily invest in all of these countries, and may invest in other countries in the future if Scottish Widows Investment
Management Ltd. (Scottish Widows) and Penn Square
Management Corporation (PSMC) believe that appropriate investment opportunities exist in such other countries.
Under normal market conditions, the Fund's assets will be invested in securities of issuers in at least three different foreign countries. In selecting investments for the Fund, emphasis will be placed on companies whose potential future value, in Scottish Widows' or PSMC's opinion, is greater than their then-current market price. There can be no assurance that the Fund will achieve its investment objective.
The Fund may also invest in fixed income securities that are rated investment-grade or that PSMC or Scottish Widows determines are comparable thereto.
These include convertible bonds and other corporate debt obligations, U.S. and foreign government securities, and U.S. and foreign money market securities. Money market securities will generally be held by the Fund only for temporary or defensive purposes. It is not expected that the income yield of the Fund will be significant.
The Fund may purchase foreign securities directly in foreign markets, or may purchase American Depository
Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Fund also may purchase European Depository Receipts ("EDRs"), which are receipts similar to ADRs but issued and traded in Europe. With respect to certain countries, investments by the Fund may currently be made only by acquiring shares of other investment companies which have local governmental authority to invest in those countries. The Fund's investments in other investment companies are subject to certain limitations set forth in the Statement of Additional Information.
The Fund may hold cash in U.S. dollars to meet redemption requests and other expenses and cash in other currencies to meet settlement requirements for foreign securities. The Fund may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S.
dollar or between foreign currencies in which the Fund's securities are or may be denominated. The Fund may conduct its currency exchange transactions either on a "spot" (i.e. cash) basis at the rate then prevailing in the currency exchange market or through entering into futures, forward or option contracts to purchase or sell currencies at a specified rate at a specified future time. The Fund's dealings in foreign currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.
As matters of fundamental policy, the Fund may borrow money from banks as a temporary measure for emergency or extraordinary purposes in an amount not exceeding
20% of the value of its total assets, and may invest no more than 10% of its net assets in illiquid securities.
When the Fund has outstanding borrowing in excess of 5% of the value of its total assets, the Fund will not make further investments.
In order to obtain additional return on its investments, the Fund may lend portfolio securities to brokers, dealers and other financial institutions in amounts up to one-third of the value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by Scottish Widows or PSMC to be credit worthy under guidelines adopted by the Trustees of the Fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially.
Except for the investment restrictions that are expressly identified as "fundamental," the Fund's investment objective and policies described in this Prospectus may be changed by the Fund's Trustees without a vote of the shareholders.
The Fund may invest in repurchase agreements either for temporary defensive purposes due to adverse market conditions or to generate income from its cash balances. Repurchase agreements maturing more than seven days in the future are considered illiquid, and the Fund will invest no more than 10% of its net assets in such repurchase agreements and other illiquid assets at any time.

Investment Restrictions: The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of the Fund's shareholders.
These restrictions provide, among other things, that the Fund may not: (i) borrow in excess of 20% of the market or other fair value of its total assets, or pledge its assets to an extent greater than one-third of the market or other fair value of its total assets
(any such borrowing shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes, and deposits in connection with the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance); (ii) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government and its agencies, authorities or instrumentalities) treating each foreign government as a single issuer, or purchase more than 10% of the outstanding voting securities of any one issuer; (iii) purchase an illiquid security, if as a result of such purchase more than 10% of the Fund's net assets would be invested in such securities;
and (iv) invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operation.

Portfolio Transactions and Brokerage: Decisions to buy and sell securities for the Fund are made by PSMC pursuant to recommendations by Scottish Widows.
Scottish Widows may select broker/dealers that provide it with research services which may cause the Fund to pay such broker/dealers commissions that exceed those other broker/dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services.
The Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions. While it is not possible to predict future market conditions or portfolio turnover rates with certainty, Scottish Widows and PSMC anticipate that, under normal market conditions, the annual portfolio turnover rate for the Fund will not exceed 100%.
Management Of The Fund
The Fund's affairs are subject to the overall supervision of its Board of Trustees. The Fund's advisor and administrator is Penn Square Management
Corporation (PSMC). PSMC has entered into a sub-advisory agreement with Scottish Widows Investment
Management Limited ("Scottish Widows").
Scottish Widows provides investment advice regarding the Fund's portfolio. Scottish Widows, located at 15
Dalkeith Road, Edinburgh, Scotland, United Kingdom EH16
5BU, is a wholly owned subsidiary of Scottish Widows'
Fund and Life Assurance Society ("Scottish Widows
Group"), a mutual company chartered in 1815 and later formalized by a Private Act of the British Parliament.
Scottish Widows Group is completely independent of all other organizations and has assets under management of over $34 billion as of December 31, 1996.
Scottish Widows Group has been managing equity investments since the turn of the century. Initially, these investments were principally in the United
Kingdom, but have included substantial equity positions in the United States and in British commonwealth countries since the 1930s, and substantial equity positions in markets throughout the world since the early 1950s.
Scottish Widows' team of 45 investment professionals is responsible for all the investment activities of Scottish Widows Group. Fundamental research and direct contact with portfolio companies are important elements of Scottish Widows' investment approach. Specialist teams of analysts monitor and assess markets and individual stocks on a global basis. In a normal
12-month period, Scottish Widows' portfolio managers and analysts visit hundreds of companies in over 35 countries around the world.
Scottish Widows currently manages twelve unit trusts
(mutual funds for investors in the United Kingdom).
These include, among others, funds specializing in European investments, Far East and Pacific investments,
North American investments, equity income investments and international growth stocks. Scottish Widows is also one of the largest pension fund managers in the United Kingdom, managing investments for over 1,200 pension plans covering more than one million people.
The Fund is the first mutual fund advised by Scottish
Widows to be offered to U.S. investors.
The principal officers of Scottish Widows responsible for the Fund's investment program are:

Allan McKenzie Bcom CA
An Investment Director of Scottish Widows, Mr. McKenzie qualified as a Chartered Accountant after graduating from Edinburgh University. He joined Scottish Group in
1972 and, after initial experience in United Kingdom equities, he specialized in European equity markets before taking charge of the Far Eastern investments team in 1979. He is also a Director of the Thai
International Fund.

David C. Ritchie, Bsc FFA
The Executive Chairman and Chief Investment Officer of
Scottish Widows Investment Management, Mr. Ritchie joined the investment team in 1968 and has headed the investment company since 1978. He qualified as a Fellow of the Faculty of Actuaries in 1970 following graduation from Edinburgh University with first class honors in Mathematics. He is the non-executive Chairman of Baille Gifford Shin Nippon, a director of the Fleming Japanese Investment Trust, and a member of the investment committee of the Carnegie Trust for the universities of Scotland.

Kenneth A. Anderson, BA MPhil
An Investment Director and Deputy Head of the European desk, Mr. Anderson joined Scottish Widows in 1988. He was initially a U.K. equity analyst before moving to manage the South East Asian portfolios until March
1991. Thereafter he moved to the European team becoming
Deputy Head in 1995. He manages the European equity portion of several unit trusts and various EAFE and global separate accounts. Mr. Anderson studied economics at Strathelyde and Cambridge Universities.

ADVISOR

Scottish Widows is registered as an investment advisor with the U.S. Securities and Exchange Commission.
Scottish Widows furnishes investment advice with respect to the Fund's assets pursuant to a sub-advisory agreement with PSMC. PSMC has ultimate responsibility for decisions to buy or sell assets for the Fund's portfolio. Scottish Widows places all orders for the purchase and sale of Fund portfolio assets, pursuant to directions from PSMC.
For furnishing investment advice and related services for the Fund, Scottish Widows receives a fee at the annual rate of .50% of the Fund's average daily net assets (subject to a minimum fee of $7,500 per calendar quarter). This fee is paid out of the advisory fee that the Fund pays to PSMC at the annual rate of .675% of Fund average daily net assets. In addition to the advisory fee, the Fund pays PSMC a fee, at the annual rate of .175% of Fund average daily net assets, for providing the Fund with office space for managing its affairs, with the services of required executive personnel and with certain administrative and clerical services and facilities. Therefore, PSMC receives total fees for advisory and administrative services at the annual rate of .85% of Fund average daily assets.

DISTRIBUTOR

Penn Square Management Corporation is the Distributor of the Fund. The Fund has entered into a Distribution
Agreement and has adopted a distribution plan pursuant to Rule 12(b)1 under the Investment Company Act of
1940.

Class A Shares: Pursuant to a Servicing Agreement with the Distributor, a Service Organization may receive, on an annual basis, up to .50% of the average daily net asset value of Fund shares owned by shareholders with whom the Service Organization has a servicing relationship. The Services provided by a Service
Organization pursuant to a Servicing Agreement may include distribution or shareholder administrative services, including establishing and maintaining shareholder accounts, sending confirmations of transactions, forwarding financial reports and other communications to shareholders, and responding to shareholder inquiries regarding the Fund.

Class C Shares: The Fund has adopted a Distribution
Plan for Class C shares to compensate the Distributor for its services and costs in distributing Class C shares. Under the Plan, the Fund pays the Distributor an annual 12(b)1 Distribution Fee of 0.75% per year on Class C shares. The Distributor also receives a Service
Fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The
Distribution Fee allows investors to buy Class C shares without a front end sales charge while permitting the Distributor to compensate dealers who sell Class C shares. The Distribution Fee and Service Fee increase
Class C expenses by 1.00% of average net assets per year.
The Distributor pays sales commissions of 1.00% of the purchase price to dealers from its own resources at the time of the sale. The Distributor retains the Distribution Fee during the first year shares are outstanding to recoup the sales commission it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the Distribution Fee and a portion of the Service Fee as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.
The Distributor receives no other compensation for its services as distributor, except that the sales charge
(see "How to Buy Shares") will be paid to the Distributor. The Distributor may, in turn, pay such sales charge to broker/dealers as a commission for generating sales of Fund shares.

TRANSFER AGENT

Penn Square Management Corporation acts as Transfer
Agent for the Fund. For the services it provides in these capacities, the Corporation is reimbursed only for the actual costs incurred in providing such services. The Corporation will continue to provide services as Transfer Agent at cost or below cost.

Performance Information
During the period from September 28, 1990, the inception of the Fund, to December 31, 1996, $10,000 invested in Scottish Widows International Fund (class A) would have grown to $14,940, if all distributions were reinvested. Shown below are the cumulative total returns and average annual total returns for various periods ended December 31, 1996. These figures assume the reinvestment of all income dividends and capital gain distributions in additional shares of the Fund.
These figures are not necessarily indicative of future results. The performance of the Fund is a function of portfolio management in selecting the type and quality of portfolio securities and is also affected by operating expenses. Performance information shown below may not provide a basis for comparison with other investments using different dividend reinvestment assumptions or time periods. Lipper figures are not adjusted for sales charges.

Cumulative Total Returns:

Periods Ended December 31, 1996    One Year    Five Years     Inception
Class A - without sales charge        8.8%        45.3%         56.9%(1)
Morgan Stanley EAFE Index             4.4%        36.4%           n/a
Class C                               7.9%         n/a           8.9%(2)
Class A - with 4.75% sales charge     3.6%        38.4%         49.4%(1)

Average Annual Total Returns:

Periods Ended December 31, 1996    One Year    Five Years     Inception
Class A - without sales charge        8.8%         7.8%          7.5%(1)
Morgan Stanley EAFE Index             4.4%         6.4%           n/a
Class C                               7.9%         n/a           7.9%(2)
Class A - with 4.75% sales charge     3.6%         6.7%          6.6%

(1) Inception:  9/28/90
(2) Inception: 11/15/95

Risk Factors

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect
U.S. investments in foreign countries, and potential restrictions on the flow of international capital.
Additionally, dividends payable on foreign securities may be subject to foreign withholding and other taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of securities which are denominated or quoted in currencies other than the U.S.
dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC.
Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many of the foregoing considerations apply to such investments as well.
The Fund will invest primarily in securities denominated or quoted in currencies other than the U.S.
dollar. The Fund may also temporarily hold funds in bank deposits or money market investments denominated in foreign currencies. For these reasons, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will affect the value of the Fund's assets, from the perspective of U.S.
investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Dividends, Capital Gains
Distributions and Taxes

Dividends from net investment income and capital gains distributions, if available, will be paid annually. If net short-term capital gains are realized they will also be distributed and are currently treated as ordinary income for shareholder tax purposes. Income dividends and capital gains distributions may be accepted in cash or additional shares through the distribution reinvestment plan.
It is the Fund's policy to meet the requirements of Sub-Chapter M of the Internal Revenue Code, which exempts the fund from federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Shareholders are informed of the federal tax status of dividend and capital gains distributions on IRS Form 1099-DIV shortly after the end of each calendar year.
The Fund expects to qualify and, if the Fund determines it to be in the best interest of shareholders, to make the election provided for in IRC Section 853, to treat certain foreign taxes paid by the Fund as paid by shareholders. Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata share of qualified taxes paid by the Fund to foreign countries.
You should consult your tax advisor on state and local taxes as well as on the tax consequences of gains or losses from the redemption of Fund shares. The Fund may be required to withhold and merit to the U.S. Treasury
31% of any redemption proceeds and of any dividend or distribution on any account where a payee fails to provide and/or certify a taxpayer identification number or provides the wrong number.

Shareholder Inquiries

Shareholders should contact the Shareholder Services
Department for further information and forms for the Retirement Plans, Systematic Purchase Plan, Systematic
Withdrawal Plan, Systematic Exchange Plan, or any additional information concerning the Fund. Inquiries about Scottish Widows International Fund, Penn Square
Mutual Fund and The William Penn Interest Income Fund,
"Pennsylvania's Hometown Mutual Funds," may be made toll free by calling the Fund at (800) 523-8440 and locally at (610) 670-1031. Shareholders may address written inquiries to P.O. Box 1419, Reading, PA, 19603.

How to Buy Shares

Minimum Investments: The minimum initial investment is $500 and the minimum repeat purchase is $100. A minimum initial investment of $250 will be accepted for any retirement plan. For certain accounts introduced by professional investment advisors these minimums may be waived.

Shares may be purchased by the following methods:

By Investment Dealer: Through any broker/dealer, bank or savings bank which is registered in the state where the purchase is made and which has a sales agreement with the William Penn Funds.

By Mail: Make your check payable to the Fund and mail along with a new account application or reorder form to the address on the cover.

By Wire: Purchases by wire will be accepted only for additions to existing accounts. Instruct your bank to wire funds to:

CoreStates Bank
Philadelphia, PA
ABA #031000011
Credit:
William Penn Funds
a/c #0036438916
Scottish Widows International Fund
(your fund acct. no.)

By Telephone: Payments for telephone orders must be received within three business days of the order. If payment is not timely received, the Fund may cancel the order and redeem shares in the account to compensate the Fund for any decline in value of the canceled purchase.

In Person: By visiting our office at 2650 Westview
Drive, Wyomissing, PA.

All purchase orders are executed based on the net asset value calculated at the close of business on the day such purchase orders are received. Purchase orders received after the close of the New York Stock Exchange will be executed based on the net asset value calculated on the next business day. The Trustees reserve the right to reject all orders that are considered to be not in the best interest of the Fund.
Share certificates will not be issued unless an investor specifically requests them.

Net Asset Value: The net asset value per share is
calculated by adding the current value of all the
securities in the Fund's portfolio and all other
assets, subtracting the liabilities, and dividing the
remainder by the number of the Fund's outstanding
shares. Securities listed on the New York Stock
Exchange or any other exchange approved by the Trustees
are valued on the basis of the closing sale that day,
or if there is no sale, on the basis of the median of
the closing bid and ask price of that day. All other
securities shall be valued at the median of the closing
bid and ask price of that day. If there is no sale or
closing bid and ask price on the day of calculation, a
portfolio security will be valued at the preceding
business day's available sale or median of the bid and
ask prices. When market quotations are not readily
available, such securities are valued as determined in
good faith by the Board of Trustees. See the Statement
of Additional Information for an illustration of net
asset value determination.
Class A Shares: The offering price for a share of
beneficial interest of the Fund is the net asset value
per share plus a sales charge as shown in the following
illustration:
                                            Sales Charge
                    Sales Charge              as a % of
Amount of             as a % of              Net Asset         Dealers'
Purchase          Offering Price               Value         Concession

Less than
$50,000                4,75%                    5.00%           4.00%

$50,000 to
less than
$100,000               3.50%                    3.60%           3.00%

$100,000 to
less than
$250,000               2.75%                    2.80%           2.40%

$250,000 to
less than
$500,000               2.25%                    2.30%           2.00%

$500,000 to
less than
$1,000,000             1.25%                   1.30%            1.00%

$1,000,000
and over                -0-%                    -0-%             -0-%

There is no sales charge on purchases exceeding the maximum amount stated above, on purchases by certain employee benefit plans, on purchases made through a recognized fee based program offered by some broker/dealers, on purchases by policyholders of selected insurance companies, on purchases by certain investment advisors on behalf of their discretionary accounts, or on purchases by certain other persons as described in the Statement of Additional Information.
In addition, any person who was invested in Penn Square
Mutual Fund as of November 30, 1988 will not be charged a sales charge for purchases made in any portfolio of the William Penn family of funds providing the account has remained open. Retirement accounts opened prior to July 19, 1990 will not be subject to a sales charge.
The Fund receives all monies paid equal to the net asset value per share, and any sales charge will be allocated to the Fund's distributor. The distributor may, in turn, pay such amounts to broker/dealers as commission for sales of Fund shares. The distributor may also, at its expense, provide additional promotional incentives to broker/dealers who sell shares of the Fund. The Fund reserves the right to modify the sales charge at its discretion. From time to time the Fund may sponsor sales contests among registered representatives who sell shares of the Fund.

Class C Shares: Class C shares are sold at net asset value without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% is deducted from redemption proceeds. The contingent deferred sales charge is paid to the Distributor to reimburse its expenses in providing distribution related services to the Fund in connection with the sale of Class C shares. The contingent deferred sales charge is assessed on the lesser of the net asset value of the shares at the time of redemption or purchase, and does not apply to shares purchased through the reinvestment of dividends or capital gains.

Waiver of Class C Contingent Deferred Sales Charge: The
Class C contingent deferred sales charge will be waived if the shareholder requests a redemption for any of the following reasons (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under a Systematic
Withdrawal Plan, or (b) following death or disability
(as defined in the Internal Revenue Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following death or disability of the shareholder accompanied by evidence of a determination of disability by the Social Security
Administration, and (3) returns of excess contributions to Retirement Plans.

Class Share Distinction: Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors which you should discuss with your broker or financial advisor. Because a fund's operating costs and the effect of the different types of sales charges and 12(b)1 distribution fees that apply to a class of shares will affect your investment results over time, how much you plan to invest and how long you plan to hold your investment become very important considerations. If your investment goals and objectives change over time and you plan to purchase additional shares, you should reevaluate those factors to see if you should consider another class of shares. Your investment advisor will help you determine which class of shares is best for you.
Generally, an investor who expects to invest less than $50,000 in any of the William Penn Family of Funds and who expects to make substantial redemptions after one year but within six years of investment should consider purchasing Class C Shares. Class C Shares have no initial sales charge, and after one year, have no redemption charge. Depending on your investment time horizon, you may also prefer to balance purchases of A
Share investments with C Share investments in order to spread the cost of investing over time.
If you plan to invest more than $50,000 and your investment horizon is six years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset based Distribution Fee on Class C shares will have a greater impact on your account over the longer term than the reduced front end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares for investments of more than $50,000 expected to be held for 5 years or more, for investments over $250,000 expected to be held
3 years or more, or investments over $500,000 for which an investor's time horizon is expected to be longer than 2 or more years.

Account Registration: Guidelines are printed on the Application form contained in this Prospectus. In the case of joint registrations, joint tenancy with rights of survivorship (JTWROS) is assumed, unless otherwise indicated.

Right of Accumulation: Reduced sales charges apply to any purchase of shares in the William Penn family of funds except the William Penn Money Market Portfolio
(which does not impose a sales charge), where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of any eligible portfolio or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase shares of an eligible portfolio having a current value of $20,000, the charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. All present holdings of eligible portfolios may be combined to determine the current offering price of the aggregate investment in ascertaining the sales charge applicable to each subsequent purchase.
To qualify for reduced sales charges, at the time of a purchase you or your dealer/advisor must notify Penn
Square Management Corporation. This may be accomplished by checking the appropriate box on a New Account
Application. The reduced charge is subject to confirmation of your holdings through a check of appropriate records.

Redemption Proceeds from other Mutual Funds and
Commissioned Investments: No sales charge will apply to any purchase of shares in the Fund if the amount invested represents redemption proceeds from another mutual fund or commissioned investment and the shareholder previously paid a sales charge for such other mutual fund or commissioned investment. In order to qualify for this privilege, (i) Scottish Widows
International Fund shares must be purchased within thirty days after the redemption from the other mutual fund or commissioned investment, and (ii) documentation of such redemption satisfactory to Penn Square
Management Corporation shall be required at the time of purchase.

Letter of Intent: A prospective shareholder may qualify for a reduced sales load immediately by signing the non-binding Letter of Intent to invest in one or more of the William Penn family of funds, except Money
Market, over a thirteen month period an amount that would qualify for a reduced sales charge. The shareholder or his dealer/advisor must notify Penn
Square Management when any investment is being made pursuant to the Letter of Intent. Acceptable forms of Letters of Intent are available from the Shareholder
Services Department or on a New Account Application. A
Letter of Intent may be backdated 90 days to the date of purchase.

How to Transfer Shares

Shares of the Fund, where a certificate has been issued, may be transferred by endorsing the certificate on the reverse side exactly as the registered name appears on the face of the certificate. Signatures must be guaranteed by a commercial bank, savings bank, or broker/dealer.
Shares of the Fund held in book or statement form may be transferred by sending a letter to the Fund requesting transfer. This letter must be signed by the registered owner(s) and the signature(s) must be guaranteed.

How to Redeem Shares

Shareholders wishing to redeem certificated shares must send their redemption request along with the share certificates directly to the Fund. If shares are held in book or statement form, a signature guaranteed letter requesting redemption must be sent directly to the Fund. The Fund will redeem shares as of the date of receipt providing the certificates and/or letter requesting redemption are in proper delivery form.
Alternatively, a telephone authorization form must be completed in order for uncertificated shares to be redeemed by telephone. Shares presented for redemption, either in certificate, letter form or by telephone, prior to the close of the New York Stock Exchange on any business day are redeemed at the net asset value calculated at the close of the exchange that day, except that some Class C shares may be subject to a 1.0% contingent deferred sales charge. Shares presented for redemption either in certificate, letter form or by telephone after the close of the New York Stock
Exchange on any business day are redeemed at the net asset value calculated at the close of the Exchange on the next business day, except that some Class C shares may be subject to a 1.0% contingent deferred sales charge. Checks for redemption proceeds will be mailed within three business days. However, redemption checks will not be mailed until all checks in payment for the shares redeemed have been cleared.
Letters requesting redemption of book or statement shares must be properly signed by the registered owner(s) with signature(s) guaranteed. A certificate for shares presented for redemption must be endorsed by the registered owner, with signature guaranteed only if the redemption proceeds are to be paid to other than the registered owner. Requests for IRA Transfer, Qualified Retirement Plan Transfer, or Direct Rollover require signature guarantee only if the amount involved exceeds $10,000.00.
A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. A signature guarantee may not be provided by a notary public. The following institutions should be able to provide you with a signature guarantee: a national or state bank, a federal savings and loan association, a trust company or a member firm of a national stock exchange.
Shareholders who liquidate accounts may repurchase shares in the fund at Net Asset Value within 60 days of redemption. The shareholder (or agent) must notify the Transfer Agent of his or her intention to take advantage of the 60 day repurchase option.
The Fund imposes no charges for redemptions of Class A shares. For Class C shares, redemptions within the first year of purchase will bear a redemption charge of 1.0% of net assets. See "Class C shares" in "How to Buy
Shares" section. However redemptions may be made through a broker/dealer and that broker/dealer may charge a transaction fee.

Shareholder Services

Distribution Reinvestment: Dividends and/or capital gains distributed by the Fund may be automatically reinvested in additional shares of Scottish Widows
International Fund, or in shares of any portfolio of The William Penn Interest Income Fund or Penn Square
Mutual Fund (see "Flexivest" below). The cost of shares purchased is calculated on the date of distribution.
There is no sales charge for the purchase of shares through reinvestment.
Any changes in automatic reinvestment plans must be made in writing at least 10 days before any distribution date. If no distribution election is made, the Fund will assume automatic reinvestment. The automatic reinvestment plans are more fully described in the Statement of Additional Information.
If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for twelve months, the checks will be reinvested into your account at the then current net asset value.

Systematic Purchase Plan: Shareholders may establish a
Systematic Purchase Plan (SPP) by checking the appropriate box on a New Account Application or by calling Shareholder Services for an appropriate form.
This Plan authorizes The William Penn Funds to debit a
Shareholder's designated checking or savings account at a bank or savings bank on a regular basis in order to purchase additional Fund shares.
As Custodian of the Fund, CoreStates Bank acts as agent for these transactions, and funds are sent directly from the Shareholder's financial institution to CoreStates Bank for purchase of fund shares. Purchases are made monthly or quarterly, on the 20th day of the month or quarter, or the following business day if the 20th is not a business day. The SPP is more fully described in the Statement of Additional Information.

Systematic Withdrawal Plan: Shareholders may establish a Systematic Withdrawal Plan (SWP) by checking the appropriate box on a New Account Application or by calling Shareholder Services for the appropriate form.
A minimum account balance of $10,000 is required to establish a SWP.
With a SWP, a sufficient number of Fund shares are redeemed each month or quarter from a Shareholder's account to provide the Shareholder with a regular payment. Shares are redeemed on the 10th day of each month or quarter (on the 15th day for IRA and Keogh
Plans), or the next business day, in order to provide for the withdrawal payment, and share redemptions are calculated to the third decimal.
Although income and capital gains distributions will be reinvested, continued withdrawals in excess of current income may eventually exhaust principal, particularly in a period of declining market prices. The Fund reserves the right to terminate the Plan when withdrawal payments are indefinitely suspended at the request of the Plan participant.

Systematic Exchange Plan: Shareholders may establish a
Systematic Exchange Plan (SEP) by checking the appropriate block on the New Account Application or by calling Shareholder Services for the appropriate form.
This plan authorizes The William Penn Funds to exchange a fixed dollar amount from one portfolio to another on the 5th day of each month, or the next business day if the 5th is not a business day. The Shareholder should understand the tax consequences of such an exchange.
The Plan may be terminated on written instruction at least 10 days prior to the next scheduled exchange.

Retirement Plans: The Fund offers IRA Plans: including
Simplified Employee Pension Plans (SEP-IRA) and Salary
Reduction Plans (SAR-SEP); Profit Sharing; and Money
Purchase Plans. There is a $250 minimum on initial purchases for all retirement plans.

Flexivest: Shareholders may elect to have dividends and/or capital gains automatically invested into another William Penn portfolio by indicating the receiving portfolio on a New Account Application. For existing accounts, shareholders may request the form by calling Shareholder Services. The Plan may be terminated on written instruction at least 10 days prior to the next dividend or capital gain distribution payable date.

Exchange Privilege: As a shareholder of the William
Penn family of funds, you may exchange shares of Scottish Widows International Fund for shares of Penn
Square Mutual Fund or any of the Portfolios of The
William Penn Interest Income Fund including the Money
Market Income Portfolio, Pennsylvania Tax-Free Income
Portfolio, Quality Income Portfolio, U.S. Government
Securities Income Portfolio and New York Tax-Free
Income Portfolio, without incurring an exchange fee. A sales charge will not be incurred if the amount exchanged had previously incurred a sales charge.
Exchanges involve the redemption of shares, and a tax liability may be incurred. For more complete information, including a telephone authorization form and the Prospectus of The William Penn Interest Income
Fund or Penn Square Mutual Fund, call our Shareholder
Services Department.
For purposes of exchanging shares within the William
Penn Funds, all shares issued prior November 15, 1995 are designated Class A shares to distinguish them from the new Class C shares. Shares of a particular class may be exchanged only for shares of the same class in the other William Penn family of funds. For example, you may exchange Class C shares of a Fund only for Class C shares of another Fund and Class A shares for other Class A shares.
The exchange privilege is only available in states where the exchange may legally be made.

Automated Clearing House (ACH) Transfers: Shareholders may have their dividend, capital gain or Systematic
Withdrawal Plan checks transferred directly into their checking or saving accounts by ACH. There is no charge for this service. Please call Shareholder Services if you wish to enroll in this program. This service may take one month to activate and a check will be received in the interim.

General Information

Reports: Shareholders receive semi-annual and annual financial statements and first and third quarter updates. Annual financial statements are audited by Ernst & Young LLP, independent auditors, whose selection is ratified by shareholders.

Litigation: The Fund is not involved in any litigation.
Closed Holidays: Currently, the days on which the New
York Stock Exchange and/or the Fund are closed for business are: Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day,
Christmas Day and New Year's Day.

Trustees

James E. Jordan, Chairman
Paul J. Lawler, Vice-Chairman
Lee D. Arning
Richard C. Farr
Gail M. Harrity
Emmett M. Murphy, CFA
Geoffrey Nunes, Esq.
Linda G. Sprague, Ph.D.


Officers
James E. Jordan, President
Dennis J. Westley, CPA, V.P. & Treasurer
Sandra J. Houck, Secretary

Investment Advisor, Distributor,
Transfer Agent
Penn Square Management Corp.
2650 Westview Drive
Wyomissing, PA 19610

Independent Auditors
Ernst & Young LLP
Reading, PA

Counsel
Stevens & Lee
Reading, PA

Custodian
State Street Bank and Trust Co.





THE WILLIAM PENN FUNDS

SCOTTISH WIDOWS INTERNATIONAL FUND
2650 Westview Drive
Wyomissing, Pennsylvania 19610
800-523-8440

Statement of Additional Information
April 30, 1997

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Scottish
Widows International Fund (the "Fund"), dated April 30,
1997, as supplemented from time to time, and should be read in conjunction with it. The Fund's Prospectus may be obtained from the Fund by writing to the address or calling the telephone number shown above.

Table of Contents
                                          Page
Investment Policies and Techniques           2
Investment Restrictions                      7
Trustees of the Fund                         9
Investment Advisor and Sub-Advisor          10
Transfer Agent                              12
Redemption of Shares                        12
Portfolio Transactions                      12
Net Asset Value                             13
Taxation                                    14
Performance Information                     16
Description of the Fund                     18
Distribution Plan                           19
Additional Information                      19


No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the fund. This Statement of Additional
Information does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

SHAREHOLDER SERVICES:
610-670-1031
800-523-8440
P.O. Box 1419
Reading, Pennsylvania 19603

INVESTMENT POLICIES AND TECHNIQUES

The Prospectus describes the investment objective of the fund and summarizes certain investment policies and techniques it will employ. The following discussion supplements the description of the Fund's involvement policies and techniques in the Prospectus.

Repurchase Agreements
A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the instruments acquired by the Fund (including accrued interest) must have a total value in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. The Fund's advisor, Penn Square Management Corporation ("PSMC"), or subadvisor, Scottish Widows Investment Management
Limited ("Scottish Widows"), will use standards set by the Fund's Trustees in reviewing the credit worthiness of parties to repurchase agreements with the Fund. In addition, no more than an aggregate of 10% of the Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days.

The use of repurchase agreements by the Fund involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, the Fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Forward Commitments
The Fund may enter into forward commitments to purchase securities. An amount of cash or high-grade debt obligations equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation (or the Fund will enter into offsetting contracts for the forward sale of other securities it owns). Although the fund will generally enter into forward commitments to purchase securities with the intention of actually acquiring the securities for its portfolio, the Fund may dispose of a security prior to settlement if Scottish Widows and PSMC deem it advisable to do so.
The Fund may realize short-term gains or losses in connection with such sales.

Lending Portfolio Securities
The Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal in market value to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, and/or will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S.
Government Securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan will accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material affect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custody fees in connection with loans of portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms considered by Scottish Widows or PSMC to be creditworthy under guidelines adopted by the Fund's
Trustees.

Portfolio Turnover
Securities will generally not be purchased for short-term trading profits; however, the rate of portfolio turnover is not a limiting factor when
Scottish Widows and PSMC deem changes appropriate.

A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains which are taxable to shareholders as ordinary income.

Foreign Currency Transactions
The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the value in one currency of a security it has agreed to purchase or sell for a specific price in another currency, or the equivalent in one currency of a dividend or interest payment in another currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the two currencies during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is to be made or received.

The Fund may purchase or sell a currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities in that currency. The Fund may also enter into contracts to purchase or sell currencies at a future date ("forward contracts") and purchase and sell currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on currencies. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into currency exchange transactions to protect against a decline in the values of the currencies in which its portfolio securities are traded (or an increase in the value of currencies, in cases of securities that the Fund does not currently hold but expects to purchase).
Also for position hedging purposes, the Fund may purchase put or call options on currencies and buy or sell currency on a spot basis.

The precise matching of the amounts of currency exchange transactions and the value of the portfolio securities involved in position hedging will not generally be possible since the future value of such securities will change as a consequence of market movements in the value of those securities after the dates the currency exchange transactions are entered into.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell.
They simply establish a rate of exchange at some future point in time. The success of a hedging transaction depends upon Scottish Widows' and PSMC's abilities to forecast future currency exchange rate changes. A hedging transaction may not be fully effective, either because a currency rate forecast is incorrect or because of other factors affecting the markets for hedging instruments, some of which factors are described below. Additionally, although these techniques are intended to reduce the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential for gain from an increase in value of such currency. As more fully explained below, currency hedging transactions also involve risks and costs in addition to the risks and costs involved in the Fund's investments in the securities that are the subject of the hedge.

The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its then current portfolio holdings are denominated or traded. The Fund will engage in such "cross hedging" activities only when Scottish Widows believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Currency Forward and Futures Contracts

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days after the date of the contract, as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are generally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and involves no commission.

Like a forward contract, a currency futures contract is a contract for the future delivery of a specified amount of a currency at a future date at the price set at the time of the contract. Forward currency exchange contracts differ from currency futures contracts, however, in a number of respects. For example, futures contracts are traded on exchanges between parties whose identity is not disclosed to each other. The terms of futures contracts are not negotiated between the two parties, but instead are standardized as to maturity date and contract amount. Transactions in futures contracts generally involve the payment of commissions to brokers who act as intermediaries in the transactions. By contrast, forward currency exchange contracts are traded directly between currency traders so that no intermediary is required. In purchasing a futures contract, the Fund is generally required to deposit an amount of "initial margin" to the account of the broker involved in the transaction, and to make daily payments of "variation margin" if adverse changes in the market value of the contract occur before the maturity date of the contract. A forward contract, by contrast, generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the terms of the contract will require the Fund either to accept or to make delivery of the currency specified in the contract. At or prior to maturity, however, the Fund may seek to enter into a closing transaction involving the purchase or sale of an offsetting contract. Such a closing transaction will extinguish the parties' obligations to make and accept delivery of currencies at the scheduled maturity. Closing transactions with respect to forward contracts are usually effected directly with the currency trader who is a party to the original forward contract. The Fund's ability to effect a closing transaction with respect to a noncancellable forward currency contract is limited by the willingness and ability of the other party to the contract to effect such a transaction. Forward currency contracts also involve the risk, at all times, that the other party to the contract will default on its obligations. Such a default could deprive the Fund of any of the expected benefits of the hedging transaction and could result in expenses and delays if the Fund seeks to pursue remedies against the defaulting party.

Closing transactions with respect to futures contracts are effected through a broker on a commodities exchange and involve the payment of a brokers' commission. A clearing corporation associated with the exchange generally assumes responsibility for closing out such contracts. Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts.
Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. In some circumstances, the Fund might have to sell other assets to meet its variation margin payment obligations.

Futures transactions also involve a number of other risks. These include the risk that movements in the value of futures contracts may not precisely match changes in the value of the underlying currencies. Such disparities may limit the effectiveness of the hedging transaction.

The Fund will maintain in a segregated account with its custodian cash or high quality debt obligations in an amount at least equal to the difference between (1) the amount of currency that the Fund is obligated to deliver under outstanding forward and futures contracts and (2) the current value (determined daily) of the Fund's liquid securities holdings that trade in that currency (plus any variation margin already paid on such futures contracts).

Currency Options
The Fund may purchase put or call options on currencies. A put option gives the Fund the right, on or before a specified date, to sell to the other party to the contract a specified amount of a currency for a specified price measured in another currency. A call option gives the Fund a similar right to buy a specified amount of a currency from the other party.
The Fund pays a purchase price (called a "premium") when it initially acquires the option.

Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit
("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

Currency options involve a number of risks. These include the risk, in the case of over-the-counter options, that the other party will default on its obligations. Such a default could deprive the Fund of the expected benefits of the hedging transaction and could result in expenses and delays if the Fund seeks to pursue remedies against the defaulting party.

Another risk associated with options is that, if anticipated currency price movements do not occur, the Fund may never exercise its rights under the option, in which case the option will expire worthless and the Fund will not recover the value of the premium it paid to acquire the option.

Options on currencies are affected by many of the same factors that influence exchange rates and investments generally. The value of any currency, including U.S.
dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be affected significantly, fixed or supported directly or indirectly by U.S. and foreign government actions. As with other currency hedging transactions, government intervention may increase risks involved in purchasing or selling foreign currency options, since as a result of such intervention exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects relative values of the two currencies in question.
Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment policies in addition to those listed in the Prospectus. These fundamental investment policies cannot be changed by the Fund unless the change is approved by the lesser of (i) 67% of more of the voting securities present at a meeting of the Fund's shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund may not:

1. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.
The deposit or payment by the fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

2. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered call and covered put options and enter into closing purchase transactions with respect to such options, (b) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future, or to increase the current return of its portfolio by writing covered call or covered put options.

3. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.

4. Concentrate more than 25% of the value of its total assets in the securities of issuers which conduct their principal business activities in the same industry.
This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, however, each foreign government is deemed to constitute an industry.

5. Make any investment in real estate (including limited partnership interests), commodities or commodities contracts, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate or issued by companies which deal in real estate, including real estate investment and mortgage investment trusts, and
(b) engage in financial futures contracts and related options transactions as described in Investment
Restriction No. 2 above.

6. Make loans, except that the Fund may (a) invest in repurchase agreements, (b) purchase bonds, debentures, commercial paper, notes and similar evidences of indebtedness of a type commonly sold to financial institutions, or purchase all or any portion of an issue of such securities that is distributed publicly, whether or not the purchase is made on the original issuance, and (c) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets.

7. Invest in securities of any company or if any officer or trustee of the Fund or of the Fund's investment advisor or sub-advisor owns more than 1/2 of 1% of the outstanding securities of such company and such officers and trustees own in the aggregate more than 5% of the securities of such company.

8. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

9. Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities and not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

10. Issue any senior securities, as that term is defined in the Investment Company Act of 1940, except as otherwise permitted by the Fund's fundamental investment restrictions.


In addition to the fundamental investment policies set forth above, the Fund has additional policies that can be changed by a majority vote of the Trustees without a shareholder vote. These are: (a) it is the policy of the Fund not to make short sales of securities; (b) it is the Fund's policy not to purchase a restricted security, a security for which market value quotations are not readily available, any equity security that is not readily marketable or any other illiquid security if as a result of such purchase more than 10% of the Fund's net assets would be invested in such securities, provided that the Fund will not purchase any equity security that is not readily marketable if as a result of such purchase more than 5% of the Fund's total assets would be invested in equity securities that are not readily marketable; (c) it is the Fund's policy not to purchase a warrant if as a result the total value of all warrants held by the Fund (valued at the lesser of cost or current value) would constitute more than 5% of the current value of the Fund's net assets, and not to purchase a warrant that is not listed on the New York
Stock Exchange or the American Stock Exchange if as a result the total value of all warrants not so listed and held by the Fund (valued at the lesser of cost or current value) would constitute more than 2% of the current value of the Fund's net assets, provided that, for purposes of this policy, all warrants acquired by the Fund in units or attached to other securities shall be deemed to have no value.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

TRUSTEES OF THE FUND

James E. Jordan*
Chairman          Principal Occupation During Past Five Years
                  Chairman, Board of Trustees of Penn Square Mutual Fund and William Penn Interest Income Fund; President, Chief Investment Officer and Director of Penn Square Management Corporation; Director of Leucadia National Corporation, and Mezzanine Capital & Income Trust PLC, a British investment trust company; Director, New York State Board of the Nature Conservancy.

Lee D. Arning     Trustee of The Lighthouse, Inc.; Vice Chairman of
                  Burdette Tomlin Memorial Hospital, Cape May Court
                  House, NJ; Formerly Vice Chairman, Chief Investment
                  Officer and Director of US-LIFE Corp.; Trustee of Penn
                  Square Mutual Fund and William Penn Interest Income
                  Fund.

Richard C. Farr   Chairman and Chief Executive Officer of Farr
                  Investments; Chairman of the Board of Directors of Bituminous Coal Corp., Inc.; Chairman and Chief
                  Executive Officer of Lincoln Logs, Ltd.; Trustee of
                  The Advantage Municipal Bond Fund; Director of
                  Archimedes Systems, Inc.; Trustee, Hendrix College;
                  Formerly, Director of Darling and Co., Inc.; Seal
                  Inc.; Bouton Corp.; Hunter Environmental Services,
                  Inc.; Northwest Direct Marketing Inc. and The United
                  Way (San Francisco).

Gail M. Harrity   Chief Operating Officer of the Philadelphia Museum of
                  Art, 1996 to present. Deputy Director for Finance and
                  Administration of the Solomon R. Guggenheim Museum,
                  1989 to 1996. Assistant Treasurer of the Metropolitan
                  Museum of Art from 1982 to 1989. Trustee of Penn
                  Square Mutual Fund and William Penn Interest Income
                  Fund, 1993 to date.

Paul J. Lawler
Vice Chairman     Vice President for Finance of Rensselaer Polytechnic
                  Institute; Trustee of Penn Square Mutual Fund and
                  William Penn Interest Income Fund; Director, Genesis,
                  Ltd.

Emmett M. Murphy* General Partner, Threshold Investments LP, 1996.
                  Partner of Luther King Capital Management Corp. 1981 to 1995; Trustee of Penn Square Mutual Fund and
                  William Penn Interest Income Fund.

Geoffrey Nunes, Esq.
                 Senior Vice President and General Counsel of Millipore Corporation, Bedford, Massachusetts since 1975;
                 Director of Reebok International, Ltd.

Linda G. Sprague, Ph.D
                 Professor of Operations Management at the Whittemore School of Business and Economics, University of New Hampshire; Professor, School of Industrial and Manufacturing Science, Cranfield University (England); Management Advisor to SICOT (Societe Internationale de Chirurgie Orthopedique et de Traumatologie) and President of The SICOT Foundation.

* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act of 1940.


The Trustees formulate the general policies of the Trust within the limits described under "Investment
Objective and Policies" in the Prospectus and "Investment Policies and Techniques" and "Investment
Restrictions" in this Statement of Additional
Information.

Each Trustee who is not an "interested person" of the fund receives an annual retainer of $2,000 plus an attendance fee of $500 for each meeting of the Trustees meetings he attends.

The Trust pays no salaries or other compensation to any of its officers who are officers or employees of PSMC.

The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, but that such indemnification will not relieve any Trustee or officer of any liability to the Fund or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

As of April 30, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. No person owns of record or, to the Fund's knowledge, owns beneficially 5% or more of the Fund's shares.

1997 Trustee Compensation
                          Scottish Widows        William Penn
                         International Fund      Fund Family*

James E. Jordan                $     -0-            $      -0-
Lee D. Arning                     4,000                12,000
Richard C. Farr                   4,000                 4,000
Gail M. Harrity                   4,000                12,000
Paul J. Lawler                    4,000                12,000
Emmett M. Murphy                     -0-                   -0-
Geoffrey Nunes                    4,000                 4,000
Linda G. Sprague                  4,000                 4,000

* The William Penn family of funds consists of the following: Scottish Widows International Fund, Penn
  Square Mutual Fund, and the William Penn Interest
  Income Fund.

INVESTMENT ADVISOR AND SUB-ADVISOR

PSMC serves as investment advisor to the Fund pursuant to a written investment advisory agreement. PSMC is a Pennsylvania corporation organized in 1958, and is a registered investment advisor under the Investment
Advisors Act of 1940. As compensation for PSMC's services as advisor, the fund pays PSMC a fee at the annual rate of .675% of the Fund's average daily net asset value. For the fiscal years ended December 31, 1994, 1995 and 1996, the advisory fee paid by the Fund was $276,179, $214,071 and $168,194, respectively.

Scottish Widows serves as sub-advisor to the Fund pursuant to a written agreement between Scottish Widows and PSMC. The agreement provides that Scottish Widows shall furnish continuously an investment program for the Fund, shall make recommendations to PSMC as to what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested, and that Scottish
Widows shall, pursuant to directions from PSMC, place all orders for the purchase and sale of Fund portfolio securities and other Fund assets with brokers or dealers selected by Scottish Widows. Scottish Widows is a corporation organized in 1987 under the laws of Scotland and is a registered investment advisor under the Investment Advisers Act of 1940. For its services as sub-advisor to the Fund, Scottish Widows receives a fee at the annual rate of .50% of the Fund's average daily net asset value, subject to a minimum fee of $7,500 in each calendar quarter. The fee to Scottish
Widows is paid by PSMC out of the investment advisory fee PSMC receives from the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, the sub-advisory fee paid was $204,577, $158,688, and $124,116, respectively.
In addition to providing advisory services, PSMC under an Administration Agreement with the Fund provides the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain administrative and clerical services and facilities. For the services and facilities it provides and the expenses it bears under the Administration
Agreement, PSMC receives a fee from the Fund, calculated daily and paid monthly, at the annual rate of .175% of the Fund's average daily net assets. For the fiscal years ended December 31, 1994, 1995, and 1996 the fee paid by the Fund was $71,602, $56,473, and $43,707, respectively.

Scottish Widows' Fund and Life Assurance Society
("Scottish Widows Group"), the parent company of Scottish Widows, controls the right to use the words
"Scottish Widows" and has agreed that the Fund may use such words as part of its name. At such time as no affiliate of Scottish Widows Group remains advisor or sub-advisor to the Fund, or the Fund is in violation of any advisory or sub-advisory agreement with any affiliate of Scottish Widows Group, Scottish Widows
Group, by written notice to the Fund, may require the Fund to change its name to eliminate all reference to the words "Scottish Widows." If Scottish Widows Group required such a change of name, the sub-advisory agreement among PSMC, Scottish Widows and the Fund would automatically terminate upon the change of name, unless the continuance of such agreement thereafter is specifically approved (1) by vote of the Fund's shareholders and (2) by vote of a majority of the Fund's Trustees, including a majority of the Trustees who are not interested persons of the Fund, PSMC or Scottish Widows, cast in person at a meeting called for the purpose of voting on such approval.

The Fund pays the expenses for its own legal and auditing services, taxes and governmental registrations, reports and fees, certain insurance premiums, fees and disbursements of its custodian bank and transfer agent, brokerage, interest, and all other costs and expenses properly payable by the Fund and not borne by PSMC or Scottish Widows. The Fund also pays all costs of shareholder notices and reports and prospectuses and statements of additional information used in complying with laws regulating the issue and sales of securities (including the cost of typesetting and printing prospectuses for current shareholders).
However, the advisory agreement with PSMC provides that if the total expenses of the fund in any fiscal year exceed the permissible limits applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due PSMC under the advisory agreement for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Fund, subject to readjustment during the Fund's fiscal year. Currently, the only state expense limitation provision applicable to the Fund limits the Fund's annual expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of net assets and 1 1/2% of any remaining net assets. Taxes, brokerage costs, interest expenses, extraordinary expenses and expenses incurred pursuant to the Fund's distribution plan are excluded from this limitation.

TRANSFER AGENT

Penn Square Management Corporation serves as the Fund's transfer agent and performs shareholder service activities.

The services of PSMC are provided pursuant to a Transfer Agency and Service Agreement with the Fund.
Pursuant to this Agreement, PSMC will perform these services at or below cost.
REDEMPTION OF SHARES
Detailed information on redemption of shares is included in the Prospectus. The Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closing) or trading on the exchange is restricted;
(ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Fund.

The Fund will pay in cash all redemptions during any 90-day period, in amounts up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the period.

Redemptions in excess of this limit may be paid, in whole or in part, in securities or in cash, as the Trustees deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make the practice detrimental to the best interests of the Fund. If redemptions are paid in securities, the securities will be valued as set forth under "Net Asset
Value" herein and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities into cash.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by PSMC pursuant to recommendations by Scottish
Widows. Scottish Widows is responsible for the placement of the Fund's portfolio business with transacting brokers or dealers and the negotiation of commissions, if any, paid on these transactions.
Brokerage commissions are paid on listed securities.
Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although prices of the securities usually include a profit to the dealers. In over-the-counter transactions, orders are placed directly with the principal market maker unless Scottish Widows believes that a better price and execution can be obtained by using a broker. Scottish Widows is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker/dealers and negotiating commissions, Scottish Widows considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical materials or other services to the Fund or Scottish Widows. Scottish Widows is of the opinion that, because such materials and services must be analyzed and reviewed by its staff, their receipt and use does not tend to reduce expenses but may benefit the Fund by supplementing Scottish Widows' research.
For the fiscal year ended December 31, 1994, the Fund paid $227,422 in brokerage commissions (on $67,080,390 of portfolio transactions), for the fiscal year ended
December 31, 1995, the Fund paid $163,665 in brokerage commissions (on $52,241,347 of portfolio transactions) and for the fiscal year ended December 31, 1996, the Fund paid $101,821 in brokerage commissions (on
$35,558,989 of portfolio transactions). All of the foregoing commission were paid to brokers who provided research or other services to the Fund or Scottish
Widows.

Scottish Widows effects portfolio transactions for other investment companies and accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by Scottish Widows in servicing all of its accounts; not all of these services may be used by Scottish Widows in connection with the Fund. In the opinion of Scottish
Widows, it is not possible to measure the benefits from research services to each of the accounts (including the Fund).

Scottish Widows will attempt to allocate portfolio transactions equitably among the Fund and its other client accounts whenever concurrent decisions are made to purchase or sell securities by the fund and other accounts. In making such allocations, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and the others. In the opinion of Scottish Widows, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

NET ASSET VALUE

The Fund calculates its net asset value on each business day except those holidays on which the New
York Stock Exchange is closed (currently New Year's
Day, Washington's Birthday, Good Friday, Memorial Day, independence Day, Labor Day, Thanksgiving Day and
Christmas). The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the Fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share.

Portfolio securities which are traded on exchanges are valued at the last sale or settlement price on the exchange where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange. Securities which are traded in the over-the-counter market are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Securities with an initial maturity or remaining maturity of 60 days or less may be valued at amortized cost, provided that it approximates market value. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services which determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities which are generally recognized as relevant.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange.
Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock
Exchange which will not be reflected in the computation of the Fund's net asset value unless PSMC and Scottish
Widows deem that such event would materially affect the net asset value, in which case an adjustment would be made.

For purposes of determining the Fund's net asset value, all investments and assets are expressed in U.S.
dollars based upon current currency exchange rates.

TAXATION

The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
In order to qualify, the Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least
90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year.
Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund.
Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to the shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund.
A loss on the sale of shares held for 12 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Since dividends paid by foreign corporations generally do not qualify for the dividends-received deduction for corporate shareholders, the dividends paid by the Fund are not expected to qualify for the dividends-received deduction.

The Fund expects to qualify for and, if the Fund determines it to be in the best interest of shareholders, make the election permitted under Section
853 of the Code so that shareholders may be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries.
The shareholders of the Fund may claim a foreign tax credit by reason of the Fund's election under Section
853 of the Code, subject to certain limitations imposed by Section 904 of the Code, which in general limit the amount of foreign tax the Fund has paid allocable to the shareholder which may be used to reduce a shareholder's U.S. tax liability to that amount of U.S.
tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid.

A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions.

Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders of the Fund who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The Fund will notify shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by the Fund to foreign countries.

Redemptions of Fund shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss unless the shareholder is a dealer in securities. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.
Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares of 30 days after such sale.

The Fund's transactions in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company.

The Fund may limit its investments in certain "passive foreign investment companies" in order to avoid certain taxes that arise as a result of such investments.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury
Department regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state or local taxes.
The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 31%
United States withholding tax (or a reduced rate of withholding provided by treaty).

PERFORMANCE INFORMATION

Total Return

Under a standard formula adopted by the Securities and Exchange Commission, mutual fund total return is computed by finding the average annual compounded rates of return over the prior one, five and ten years (or, if less, the period since the fund commenced investment operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return
n = number of years

ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period.

The calculation set forth above is based on the further assumptions that: (i) all dividends and distributions of the Fund during the period were reinvested at the net asset value on the reinvestment dates; (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted;
and (iii) the Fund's sales load was deducted at the maximum rate of 4.75% of the hypothetical initial payment. For the period from September 28, 1990
(commencement of the Fund's operations) through December 31, 1996 and the year ended December 31, 1996, the Fund's average annual total return was 6.6%, and 3.6%, respectively, for Class A shares.

Non-Standardized Performance
In addition to the total return information described above, the Fund may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. Such total return is computed as described under "Total Return" above except that no annualization is made and the total returns presented may not reflect deduction of sales loads provided that a statement to such effect is made. The Fund's total returns, for the period from September 28, 1990 (commencement of the Fund's operations) through December 31, 1996 and the year ended December 31, 1996, without taking the sales load into account, were 56.9% and 8.8%, respectively, for Class A shares.

Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 10% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Other Information Concerning Fund Performance

A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or other investment alternatives, or to general increases in the cost of living. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund may compare its performance over various periods to various indices, including the performance record of the Standard & Poor's 500 Composite Stock
Price Index (the "S&P"), the Dow Jones Industrial
Average (the "DJIA"), the NASDAQ Industrial Index and the cost of living (measured by the Consumer Price
Index, or the "CPI") over the same period. Comparisons may also be made to yields on certificates of deposit or to U.S. Treasury instruments. The comparisons to the S&P and DJIA show how the Fund's total return compared to the record of a broad average of U.S. common stock prices (S&P) and a narrower set of stocks of major U.S.
industrial companies (DJIA). The fund ordinarily invests primarily in securities not included in either index, or its investment portfolio therefore generally will not be similar in composition to the indices. The
Fund may also compare its performance to that of the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE"), an index that includes a large number of common stocks traded in many of the same markets in which the Fund may invest, and to the Lipper International Funds Average. Figures for the
S&P, the DJIA and EAFE are based on the prices of unmanaged groups of stocks, and, unlike the Fund's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing; Lipper does reflect some costs. The period since the Fund's inception has been a period of widely fluctuating stock prices and returns from such period should not be considered a representation of the dividend income or capital gain or loss that could be realized from an investment in the Fund today.
Comparisons between the Fund's performance and an index's may be made on the basis of a hypothetical initial investment in the Fund (such as $10,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested).
Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

The Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. These may include comparisons of the Fund's performance to the performance of grouping of funds prepared by Lipper
Analytical Services ("Lipper") or other organizations.
Although Lipper and other organizations include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

Other widely used indices that the Fund may use for comparison purposes include the Shearson Lehman Bond
Index, the Shearson Lehman GNMA Single Family Index and the Shearson Lehman Government/Corporate Bond Index.

The Fund may also discuss in advertising the highest, lowest and median or average returns of various types of investments over various holding periods. These comparisons tend to show that while certain types of investments may exhibit a wide range of returns over short periods of time and subject the short-term investor to the risk of substantial loss, the range of returns over longer holding periods narrow and returns tend to be more stable and positive.

The Fund may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. In such program, the investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share may be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $2,004 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,147 after ten years, assuming tax was deducted at a 28% rate from the deferred earnings at the end of the ten year period.

DESCRIPTION OF THE FUND

The Fund is an open-end diversified management investment company, established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated
May 23, 1990.

The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest in the Fund without par value. Each share in the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to such dividends and distributions as are declared by the Fund's Trustees. Upon any liquidation of the Fund, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution.

The Declaration of Trust permits the Trustees, without shareholder approval, to establish one or more additional separate portfolios for investments in the Fund. Shareholders' investments in any such additional portfolio would be evidenced by a separate series of shares. At such time as the Trustees create another portfolio, the Fund would become a "series" company as that term is used in Section 18(f) of the Investment
Company Act of 1940.

The Fund will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Fund holding office have been elected by shareholders, a meeting of shareholders of the Fund will be called to elect Trustees. Under the Declaration of Trust of the Fund and the Investment
Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Fund may remove a Fund Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Fund's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor
Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust of the Fund disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligations or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for obligations of the Fund. Thus, the risk of a shareholder of the Fund incurring a financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

DISTRIBUTION PLAN
As described in the Prospectus under "Distributor and Distribution Plan," the Fund pays PSMC a distribution fee at the annual rate of 0.25% of Fund average net assets for services provided in connection with the maintenance of shareholder accounts. PSMC believes that amounts paid under the Distribution Plan furnish an incentive for sales of Fund shares and the maintenance of Fund assets, helping to maintain and increase fund asset levels and produce economies of scale in the Fund's operations.

ADDITIONAL INFORMATION

Further information concerning the Fund and its shares may be found in the Fund's Registration Statement, of which the Prospectus and this Statement of Additional
Information Constitute a part, on file with the Securities and Exchange Commission.




                         PART C
                    OTHER INFORMATION
Item 24   Financial Statements and Exhibits

          (a)  Financial Statements
               (1)  The Prospectus contains the Condensed
                    Financial Information as of December
                    31, 1996 under Financial Highlights.
               (2)  The following financial statements,
                    each as of December 31, 1996, are
                    Incorporated by reference into the
                    Statement of Additional Information
                    From the Registrant's 1996 Annual
                    Report:
                    Statement of Investments
                    Statement of Assets and Liabilities
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Notes to Financial Statements

          (b)  Exhibits:
               (1)  Consent of Independent Accountants

               (2)  All other exhibits are incorporated
                    By reference to previous N1-A; and
                    and all amendments thereto
                    since the Fund's initial
                    Effective registration on May 25, 1990.

Item 25   Persons Controlled by or Under Control with Registrant
          Inapplicable

Item 26   Number of Holders of Securities
          Title of Class A          Number of Record Holders
          Shares of beneficial      1,070 as of 2/21/97
          Interest

Item 27   Indemnification
          Incorporated by reference to Item 27 of the Regis-tration Statement as originally filed with the Commission on May 25, 1990.



Item 28 Business and Other Connections of Investment Advisor To Registrant's knowledge, none of the directors or officers of Penn Square Management Corporation, except those set forth below, is, or has been at any time during the past two calendar years, engaged in any other business, profession, vocation or employ-ment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Penn Square Management Corporation who are or have been engaged in any other business, profession, location or employment of a substantial nature.

               Name                     Position with
                                   Penn Square Management
                                        Corporation
          James E. Jordan          President and Director
          John W. Jordan, II       Director
          David W. Zalaznick       Director

          Mr. James Jordan is an executive with, and Messrs.
          John Jordan and David Zalaznick are partners of The
          Jordan Company, New York, NY. The Jordan Company is a private investment banking partnership.

Item 29   Principal Underwriter
          (a) Penn Square Management Corporation acts as distributor for and investment advisor to the William Penn Interest Income Fund and Penn
               Square Mutual Fund.

          (b) The Directors and executive officers of Penn Square Management Corporation are as follows:
Name and Principal  Positions and Offices    Positions and Offices
Business Address    with Penn Square         with Registrant
                    Management Corporation
James E. Jordan     President & Director     Chairman, President
                                             And Trustee
Dennis J. Westley   Sr. V.P.                 Vice President &
                    Finance & Administration Treasurer
Sandra J. Houck     Secretary                Secretary

Kevin J. Mailey     Sr. V.P. for Marketing   None

John W. Jordan II   Director                 None

David W. Zalaznick  Director                 None

The principal business address for each of the above is 2650
Westview Drive, Wyomissing, PA 19610

          (C)  Inapplicable

Item 30   Location of Accounts and Records

          (1) Penn Square Management Corporation, 2650 Westview Drive, Wyomissing, PA 19610 (records relating to Its functions as distributor, transfer agent, dividend paying agent, investment advisor, and Registrant's Declaration of Trust).

          (2)  CoreStates Bank, P. O. Box 7618, Philadelphia,
               PA 19101 (records relating to its function as custodian)

Item 31   Management Services
          None

Item 32   Undertakings
          The Registrant undertakes to furnish to any person to whom a prospectus is delivered a copy of Registrant's latest annual report upon request and without charge.





THE WILLIAM PENN FUNDS

SCOTTISH WIDOWS INTERNATIONAL FUND

December 31, 1996

ANNUAL REPORT

Scottish Widows International Fund

Annual Report 1996

January 14, 1997

Dear Shareholders:

As always, the full report of Allan McKenzie of Scottish
Widows Investment Management, Ltd., Edinburgh, follows this cover letter, and we urge you to read it thoroughly.
The report discusses in detail both the management strategy followed in 1996, and Scottish Widows' current thinking on international markets and relative values within those markets looking ahead in 1997.
Relative to the Morgan Stanley Europe, Australia, Far
East Index ("the EAFE Index"), Scottish Widows
International Fund performed well in 1996 and over the past five years. For one and five years ended December
31, 1996, on a total rate of return basis, which incorporates the reinvestment of dividends and capital gains, and net of all expenses, Scottish Widows
International Fund rose by +8.8% and +45.3% respectively, as compared with +4.4% and +36.4% respectively for the EAFE Index. Further performance analysis is provided on page 5 of this Report.
Even though these returns may pale in comparison to returns available in domestic markets over the same periods, they are nevertheless solid, and the validity of investing in a conservative international fund in order to provide risk diversity is, we believe, compelling.

With best regards,
Sincerely yours,



James E. Jordan
Chairman


Scottish Widows International Fund
Message from Scottish Widows Investment Management Limited

Edinburgh, December 31, 1996
TO OUR SHAREHOLDERS:

In economic terms 1996 will be remembered as a year when growth turned out to be anemic and consequently inflationary pressures remained subdued. This proved to be a favorable cocktail for financial markets with both equity and bond prices generally showing strong gains.
This scenario was especially evident in the US market which once again confounded the skeptics and produced returns well above the MSCI World Index. The best performing equity markets for 1996 were in Continental
Europe, notably Sweden, Spain and Finland, all of which generated dollar returns in excess of 30%. Japan was yet again the worst performing major equity market, where the long awaited and desperately needed devaluation of the yen and near zero interest rates proved insufficient to shift the domestic economy out of recession.
It was also an active year for bond and currency markets.
Aside from the necessary adjustments to offset a debt/deflation spiral in Japan, the main driving force was the European convergence theme. Politicians have been giving out strong signals to suggest that some form of single European currency union will start on schedule, notwithstanding the obvious difficulties that many countries will have in meeting the entrance criteria.
Germany, Austria, Switzerland and the Netherlands
(DM-bloc) were generally weaker against the US dollar as markets took the view that a single currency (the euro) would likely be fundamentally weaker than a stand alone
Deutschemark. Conversely, peripheral currencies (such as the Italian lira and Spanish peseta) enjoyed a substantial rally against the US dollar.

During 1996, the Japanese equity market fell by over 15%
in US dollar terms and the first few trading days of 1997 do not appear to set a very hopeful scene for the remainder of the year. Given that the domestic economy is barely out of recession, the market is rightly concerned about prospective government initiatives to reduce the burgeoning public sector deficit. With the stock market seemingly on an inexorably declining path, issues about systemic risk in the banking and insurance sectors are resurfacing. With the yen now 16% lower against the US dollar since January 1995 (see Exhibit 1) and the Central
Bank of Japan still happy to pump any amount of liquidity into the system, the bear arguments look to be dominated by short-term fear rather than rational analysis. It is normally at times of extreme pessimism that the most lucrative opportunities emerge. We view the current panic in Japan as overblown and can find many respectable companies where valuations are attractive in an international context. We have increased our Japanese weight in the fund by 4%, funded from cash, in early
January.
We remain optimistic on the outlook for Continental
Europe. Recently currency movements have given a boost to international competitiveness. Prospects for corporate earnings will be augmented by the dual effects of corporate restructuring and improving economic growth trends. The development of private sector pension funds along with the emergence of local equity expertise, has only just begun to give measurable liquidity support to markets, notably in Germany and Spain. Our heavily overweight position in Europe (see page 4) has served us well for most of last year and we believe will do so again in 1997.
We have been cautious on the prospects for the UK market for most of 1996. With a sterling return of 16%, the UK performed the poorest of all major equity markets except
Japan. In spite of this, cyclical pressures for higher interest rates made sterling the strongest major currency. We remain underweight in UK equities for three reasons: first, further interest rate rises are likely;
second, the lagged effect of a stronger currency will put pressure on UK company profitability; and finally, general uncertainty surrounds the outcome of the election in the Spring.
The Far East and emerging markets have had very mixed experiences, but their economies are very linked to the world trade cycle (especially electronics in the case of the Far East) and they have been squeezed by the rise of the US dollar (to which they generally peg their currencies). Longer term they are still capable of producing superior growth. In the near term, the trade cycle, China's recovery and a more stable dollar should be in their favor. These still suggest that we ought to stay with them long term but all will undoubtedly be hit disproportionately if Wall Street falls or if US interest rates rise. We are happy to continue to hold our current weightings in these markets.
Looking forward into 1997, we are generally cautious on prospects for international equity markets. Valuations in most cases look stretched and if economics grow either too quickly or too slowly, then a sharp correction may be in the offing. We perceive that the greatest risk lies with the US market, although other areas are unlikely to escape the contagion altogether. Our aim is to focus on individual companies and sectors in order to generate excess performance. Our principle ideas for 1997 include:
defense stocks (such as British Aerospace and Daimler
Benz), media stocks (such as NewsCorp, Elsevier and AsiaSat) and technology stocks (Ericsson, Rohm, Philips and Murata). If our view that general market returns will be more difficult to come by is correct, our bottom up approach should be particularly appropriate.

Sincerely,


Allan McKenzie,
Director,
Scottish Widows Investment Management


Portfolio Summary: December 31, 1996

Total Net Assets                                    $   22,513,375
Class A:
Shares Outstanding                                       1,827,223
Net Asset Value Per Share                           $        12.19
Offering Price Per Share                            $        12.80
Class C:
Shares Outstanding                                          19,137
Net Asset Value and Offering Price Per Share        $        12.08

Geographical
Europe           42%
Japan            22%
United Kingdom   17%
Pacific Basin    12%
Cash              7%
                100%

SWIF vs. MSCI EAFE Index

Cash                   6.80
Europe                 5.86
United Kingdom         2.64
Pacific Basin             0
Japan                -10.67

Cumulative Total Returns

Periods Ended December 31, 1996   One Year   Five Years   Inception
Class A _ without sales charge        8.8%        45.3%       56.9%(1)
Morgan Stanley EAFE Index             4.4%        36.4%         n/a
Class C                               7.9%          n/a        8.9%(2)
Class A _ with 4.75% sales charge     3.6%        38.4%       49.4%(1)

Average Annual Total Returns

Periods Ended December 31, 1996   One Year   Five Years   Inception
Class A _ without sales charge        8.8%         7.8%        7.5%(1)
Morgan Stanley EAFE Index             4.4%         6.4%         n/a
Class C                               7.9%         n/a         7.9%(2)
Class A _ with 4.75% sales charge     3.6%         6.7%        6.6%(1)

(1)Inception:   9/28/90
(2)Inception: 11/15/95

Past performance is not predictive of future performance.
Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


Investments: December 31, 1996

        COMMON STOCK - 93.1%
Shares       Country/Security Description                  Value (US $)

AUSTRALIA_ 1.5%
62,000       NEWS CORPORATION
             An international media company,
             involved in television,
             newspapers and on-line services                  326,978


FRANCE_ 10.7%
2,273       ADECCO SA
            International business contracting group          574,071
4,000       IMETAL
            Producer and supplier of building materials       589,373
1,650       PINAULT PRINTEMPS
            Department store and building materials
            distribution company                              653,176
9,600       VALEO S.A.
            Manufacturer of electrical and mechanical
            components                                        590,911

GERMANY_ 8.4%
18,000      BAYER AG
            An international specialist chemical
            manufacturer                                      729,409
1,490       MANNESMANN AG
            Manufacturer of electrical and mechanical
            components                                        640,239
4,130       SGL CARBON
            World market leader in the production of
            graphite electrodes                               520,166

HONG KONG_ 6.0%
117,000     ASIA SATELLITE*
            Owns and operates two satellites used by
            broadcasting and telecommunication industries     271,512
65,000      CITIC PACIFIC LIMITED
            Hong Kong based holding company with interests
            in power stations, telecommunications and
            property                                          377,310
18,395      HSBC HOLDINGS
            Global banking with over 50% of earnings
            derived from Asia Pacific region                  393,583
182,000     PEREGRINE HOLDINGS
            A financial services provider totally geared
            towards the Asia-Pacific Region                   311,764


* Non-income producing security.

INDONESIA_ 1.4%
58,000      HANJAYA MANDALA SAMPOERNA IDR
            Kretek cigarette manufacturer                     309,128

JAPAN_ 21.1%
16,000      INES
            Major information and data services company       232,950
40,000      KURIMOTO IRON WORKS
            Specialized civil engineering company (bridges,
            pipelines, etc.)                                  358,384
74,000      MITSUBISHI HEAVY INDUSTRIES LTD
            Japan's largest comprehensive heavy machinery
            maker                                             586,509
15,000      MURATA MANUFACTURING CO.
            Manufacturer of ceramic products including
            filters and oscillators                           497,516
29,000      NIPPON COMSYS
            Japan's second largest telecommunications
            engineering company                               329,782
88,000      NISSAN MOTOR CO.
            Japan's second largest automotive manufacturer    509,457
5,000       ORIENTAL LAND
            Operator of "Tokyo Disney Land"                   351,492
7,000       ROHM CO.
            Largest specialist maker of linear integrated
            circuits                                          458,318
40,000      SCHOCHIKU
            Retail store chain                                344,600
94,000      SUMITIMO REALTY & DEVELOPMENT
            Real estate developer                             591,161
51,000      SUMITOMO TRUST & BANKING
            Financial institution combining banking and asset
            management services                               509,663

MALAYSIA_ 1.6%
40,000      UNITED ENGINEERS
            A dominant player in the local construction
            market                                            361,116

NETHERLANDS_ 9.5%
41,000      ELSEVIER N.V.
            Publisher and printer of scientific and business
            journals                                          692,128
19,292      INTERNATIONAL NETHERLANDS GROUP
            International bank and financial services group   693,725
18,500      PHILIPS ELECTRONICS N.V.
            Dutch manufacturer of lighting and consumer
            electronics                                       748,668

PHILIPPINES_ 1.4%
133,800     FIRST PHILIPPINE HOLDINGS CORP B
            Leading infrastructural group                     305,241

SWEDEN_ 7.0%
11,400      PHARMACIA & UPJOHN
            An international pharmaceutical group of
            companies                                         466,650
21,600      SANDVIK AB
            Manufacturer of cemented carbide products         585,234
16,640      TELEFONAKTIEBOLAGET LM ERICSSON
            Telecommunications company which produces and
            installs cable and network systems                514,209

SWITZERLAND_ 6.4%
666         NOVARTIS AG
            International pharmaceutical and chemical company 760,378
87          ROCHE HOLDINGS AG - (Genusscheine)
            Pharmaceutical company                            674,826

THAILAND_ 1.5%
45,000      BANGKOK BANK
            Provider of commercial banking services           335,214

UNITED KINGDOM_ 16.6%
26,000      BRITISH AEROSPACE ORD
            Major European defense and aerospace manufacturer 568,626
123,000     DEWHIRST GROUP
            Leading UK supplier of toiletries and clothing    380,987
37,000      FARNELL ELECTRONICS
            Manufactures and distributes electronic
            components and equipment worldwide                474,886
37,000      GRANADA GROUP
            Television rental, leisure and business services
            group                                             546,435
31,500      LAPORTE PLC
            Manufacturer and distributor of specialty
            chemical products                                 368,447
66,000      LOW & BONAR
            Produces consumer and industrial packaging and
            specialist polymers                               459,689
58,438      LLOYDS TSB GROUP
            Provider of comprehensive range of banking
            and financial services in UK and overseas         431,021
119,000     STOREHOUSE ORD
            A UK-based retailer with three main brands:
            BhS, Mothercare and Blazer                        526,422


TOTAL COMMON STOCK (Cost $17,115,355)                      20,951,354

WARRANTS_ 0%
18,200      PEREGRINE INVESTMENTS - WARRANTS*
            Expiration Date: May 15, 1998 Strike price: 15 HK
            dollars,                                            5,823
Total Warrants (cost $0)5,823


SHORT-TERM INVESTMENTS_ 6.7%
            CoreStates London Balance                       1,510,381
Total Short Term Investments (at cost)                      1,510,381


TOTAL INVESTMENTS_ 99.8% (Cost $18,625,736)                22,467,558
Receivables and other assets, less liabilities_ .2%            45,817
TOTAL NET ASSETS_100%                                     $22,513,375







*Non-income producing security
See notes to financial statements


Statement of Assets and Liabilities
December 31, 1996

Assets
Investment securities at cost                           $18,625,736
Investment securities at value                          $22,467,558
Cash                                                        313,617
Receivables:
Other                                                        14,902
Dividends, interest and tax reclaims                         70,976
Fund shares sold                                              3,070
Total Assets                                             22,870,123


Liabilities
Fund shares repurchased                                       5,256
Investment securities purchased                             351,492
Total Liabilities                                           356,748


Net Assets                                              $22,513,375

Class A:
Shares outstanding                                        1,827,223

Net asset value per share                            $        12.19

Offering price per share                             $        12.80

Class C:
Shares outstanding                                           19,137
Net asset value and offering price per share         $        12.08

Net Assets consist of:
Paid-in capital (a):                                    $18,703,590

Undistributed realized (loss) on investments                (32,037)
Unrealized appreciation on investments and foreign
        currency contracts                                3,841,822
                                                        $22,513,375

Statement of Operations
Year ended December 31, 1996

Investment Income
Dividends
(net of foreign taxes withheld of $116,979)              $  409,104
Interest                                                     20,142
                                                            429,246
Expenses
Investment advisory & administrative fees                   212,194
Distribution fees
Class A                                                      40,599
Class C                                                       1,372
Custodian fees                                               42,422
Transfer agent fees                                          42,398
Auditing and legal fees                                      35,561
Trustees' fees                                               28,010
Registration fees                                            15,945
Insurance                                                     9,572
Postage and mailing                                           5,400
Printing                                                      3,918
Total Expenses                                              437,391
     Net Investment (Loss)                                   (8,145)


Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies
Net realized gain from investment
and option transactions                                    2,352,612
Net realized gain from foreign
currency conversions and
forward currency contracts                                    34,970
Net change in unrealized
depreciation of  investments
and foreign currency contracts                              (191,064)
    Net Gain on Investments                                2,196,518

Net increase in net assets
resulting from operations                                 $2,188,373


(a) At December 31, 1996 there were an unlimited number of shares of beneficial interest of $0.01 par value authorized.
See notes to financial statements.



Statements of Changes in Net Assets


                                            Year Ended December 31
                                            1996              1995
Changes Resulting from Operations
Net investment loss                  $     (8,145)    $ (   21,499)
Net realized gain from investment
transactions                            2,387,582          782,687
Net unrealized appreciation
(depreciation) of investments            (191,064)       1,849,734
Net increase in net assets resulting
  from operations                       2,188,373        2,610,922


Distributions to Shareholders
Dividends from net investment income           -0-              -0-
Distributions from investment
transactions                           (3,049,014)        (108,145)
Distributions from paid-in capital       (153,033)              -0-
Total distributions to shareholders    (3,202,047)        (108,145)


Capital Share Transactions
Class A:
Shares sold                             3,490,369         1,770,163
Reinvested dividends                      973,743            27,329
Shares redeemed                        (8,903,590)      (12,080,842)
Net (decrease) from Class A            (4,439,478)      (10,283,350)
Class C:
Shares sold                               192,129            40,234
Reinvested dividends                       25,150                78
Shares redeemed                            (7,678)               -0-
Net increase from Class C                 209,601            40,312

Total (Decrease) in Net Assets         (5,243,551)       (7,740,261)

Net Assets
Beginning of year                      27,756,926        35,497,187
End of year                          $ 22,513,375    $   27,756,926

Fund Share Transactions
Class A:
Shares sold                               273,377           119,835
Reinvested dividends                       79,510             2,117
Shares redeemed                          (671,528)         (952,635)
Net share (decrease) from Class A        (318,641)         (830,683)

Class C:
Shares sold                                14,463             3,166
Reinvested dividends                        2,081                 6
Shares redeemed                              (579)               -0-
     Net share increase from Class C       15,965             3,172

        Net capital share (decrease)     (302,676)         (827,511)



See notes to financial statements.


Financial Highlights

PER SHARE INCOME AND CAPITAL CHANGES
(for a share outstanding throughout the indicated period)

Class C                                   Class A*

      Year Ended December 31
19961995(5)1996199519941993199219911990(2)
Net Asset Value: Beginning of
period$12.90$12.84$12.91$11.93$14.28$11.03$11.96$11.21$
11.34

Investment Operations:
Net investment income (loss)(0.10)__     (0.01)
(0.07)    (0.02)0.060.120.10
Net realized and unrealized gain (loss)1.080.111.081.04
     (0.10)3.72      (0.86)0.73      (0.07)
Total from Investment Operations0.980.111.081.03
(0.17)3.70      (0.80)  0.850.03

Distributions:
Dividends from net investment income______      (0.08)
(0.10)     (0.10)
Distributions from realized capital
gains(1.71)(0.05)(1.71)(0.05)      (2.16)    (0.45)
(0.05)_      (0.06)
Distribution from paid-in capital(0.09)_(0.09)______
Distributions in excess of accumulated
     net gains____     (0.02)____
Total Distributions(1.80)(0.05)(1.80)     (0.05)
(2.18)     (0.45)    (0.13)  (0.10)     (0.16)

Net Asset Value: End of
period$12.08$12.90$12.19$12.91$11.93$14.28$11.03$11.96$
11.21

Total Return(1)7.9%n/a(3)8.8%8.7%-1.4%33.6%-6.7%7.6%0.3%

Net assets, end of period ($
thousands)2314122,28227,71635,49740,58733,97345,62339,316
Ratio of operating expenses to average
net assets2.58%n/a(3)1.74%1.69%1.92%2.09%2.07%2.11%
2.31%(2)
Ratio of net investment income (loss) to average net assets-0.9%n/a(3)-0--0.1%-0.5%-0.2%0.5%1.0%
   3.6%(2)
Portfolio turnover rate
(4)58.9%99.4%58.9%99.4%107.0%91.7%84.6%38.4%0.0%
Average commission per share
(4)$.0240n/a$.0240n/an/an/an/an/an/a

*Effective November 15, 1995, the Fund commenced offering
Class C shares. All capital shares issued and outstanding as of November 15, 1995, were reclassified as Class A shares.

Effective January 23, 1995, the Fund entered into a new investment advisory agreement with Penn Square Management

Corporation. Prior to such date the advisor was Boston
Security Counsellors Inc., a wholly owned subsidiary of the Advest Group.

(1) Total return does not include the maximum sales load of 4.75% for Class A shares.
Total return for 1990 represents actual, not annualized percentage.
(2) Period from 9/28/90 to 12/31/90. Ratios are annualized.
(3) Ratios not meaningful due to short period of operation of Class C shares.
(4) Portfolio turnover and average commission per share are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Average commission per share disclosure required for fiscal years beginning after 9/1/95.
(5)Period from November 15, 1995 to December 31, 1995.
See notes to financial statements.



Notes to Financial Statements

NOTE A_ORGANIZATION

The Scottish Widows International Fund (the "Fund") was organized as a Massachusetts business trust on May 23, 1990 and commenced operations on September 28, 1990. The
Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.
The Fund's investment objective is long-term capital appreciation. The Fund seeks its objective by investing primarily in equity securities of issuers in countries outside the United States.
The following footnotes detail significant accounting policies used by the Fund.
Trail commission and service fees for Class A and C are accounted for as class specific expenses. All other expenses are accounted for at the Fund level.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

NOTE B_SECURITY VALUATION AND TRANSACTIONS
The net asset value of the Fund's shares is determined as of the close of trading on the New York Stock Exchange
("NYSE").
Market values for the Fund's portfolio investments are determined as follows:
a. Portfolio securities which are traded on exchanges are valued at the last sale or settlement price on the exchange where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange. Securities which are traded in the over-the-counter market are valued at the mean of the last available bid and asked prices.
b. Securities with an initial maturity or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
c. Securities for which market quotations are not readily available and other assets are valued at their fair values, as determined by or under the direction of the Trustees.
d. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such events would materially affect the net asset value, in which case an adjustment would be made.
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. Income is recorded net of unrecoverable foreign tax withheld according to the applicable country's rate. The Fund uses the identified cost basis in computing gains or losses on sales of investment securities or foreign currency holdings.


NOTE C_FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S.
dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such trans-actions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.
Net realized and unrealized gain (loss) on foreign currency transactions represents the foreign exchange of:
(1) gains and losses from the sale of holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amount actually received.

NOTE D_FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS
The Fund may enter into forward foreign currency exchange contracts ("contracts") to purchase or sell currencies at a specified rate at a future date. The Fund may enter into these contracts solely for hedging purposes.
The Fund purchases put and call options on foreign currencies. The premium paid by the Fund for the purchase of a call or put option is included in the Fund's
"Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option.
The amount of potential gain or loss to the Fund upon exercise of a written call option is the value (in U.S.
dollars) of the currency sold, less the value of the U.S.
dollars received in exchange. The amount of the potential gain or loss to the Fund upon exercise of a written put option is the value (in U.S. dollars) of the currency received, less the value of the U.S. dollars paid in exchange.
Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S.
dollar.

NOTE E_FEDERAL TAXES
It is the policy of the Trustees to distribute substantially all of the Fund's taxable net investment income and net realized gain from investment transactions for each year as taxable dividends and distributions, and to qualify as a "Regulated Investment Company" under the applicable sections of the Internal Revenue Code.
Accordingly, no provision has been made for federal income taxes. In addition, by distributing during each calendar year substantially all of its net investment income and realized capital gains, the Fund will not be subject to a federal excise tax.
Dividends from ordinary income, and any net short-term and long-term capital gains, will be distributed annually. Dividends to shareholders are recorded as a liability by the Fund on the ex-date.
During the year ended December 31, 1996, the Fund reclassified $153,033 from undistributed realized loss on investments to additional paid in capital. The reclassification was made to present undistributed realized losses on a tax basis and has no impact on the net asset value of the Fund.

NOTE F_FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Agreements _ The Fund has entered into an Investment Advisory Agreement with Penn
Square Management Corporation ("PSMC"). For its services as Investment Advisor, PSMC receives from the Fund an advisory fee equal on an annual basis to .675% of the average daily net assets of the Fund. In addition, the Fund pays PSMC an administrative fee of .175% of the average daily net assets for providing the Fund with office space, and other management, administrative and clerical services. During the year ended December 31, 1996, the Fund paid or accrued fees to PSMC of $212,194.
PSMC has entered into a sub-advisory agreement with Scottish Widows Investment Management Limited, Edinburgh,
Scotland, ("Scottish Widows") to provide investment advice regarding the Fund's portfolio. For furnishing investment advice and related services to the Fund, Scottish Widows receives a fee equal on an annual basis to .50% of the Fund's average daily net assets, which is paid out of the advisory fee that the Fund pays to PSMC.

Distribution Agreement_The Fund has entered into a Distribution Agreement with PSMC and has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay annually up to .25% for Class A and 1.00% for Class C of the average daily net assets to securities dealers who are dealers of record with respect to Fund shares, for services provided in connection with maintenance of shareholder accounts.

Transfer Agent Agreement _ The Fund has entered into a transfer agency and service agreement with PSMC, who provides these services at cost.

Other Related Party Transactions _ Unaffiliated trustees of the Fund receive an annual retainer of $2,000 and an additional fee of $500 for each Trustees' meeting attended.
Penn Square Management Corporation, the general distributor of the Fund, received sales charges and underwriting fees aggregating approximately $6,000 on sales of shares of the Fund and was reimbursed
$58,621 for expenses incurred pursuant to the Distribution Plan with the Fund for the year ended
December 31, 1996.
Penn Square Management Corporation shall reimburse the
Fund for any expenses, excluding taxes and brokerage commissions, that exceed the maximum expense limitation imposed by the applicable law of any jurisdiction where the Fund's shares are offered for sale.

NOTE G_PURCHASES AND SALES OF PORTFOLIO INVESTMENTS
For the year ended December 31, 1996, purchases
(excluding short-term securities) of portfolio investments were $14,377,107 and sales proceeds were $22,514,495.
At December 31, 1996, the cost of investments owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investments is $3,841,822 (aggregate gross unrealized appreciation of $4,902,168 less aggregate gross unrealized depreciation of $1,060,346).

Report of Independent Auditors

Trustees and Shareholders
Scottish Widows International Fund

We have audited the accompanying statement of assets and liabilities of the Scottish Widows International Fund including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the four years in the period ended December 31, 1994 and for the period from commencement of operations of the Fund (September 28, 1990) to December 31, 1990, were audited by other auditors whose report dated February 17, 1995, expressed an unqualified opinion with respect thereto.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scottish
Widows International Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted principles.

ERNST & YOUNG LLP
Reading, Pennsylvania
January 16, 1997




    SIGNATURES

    Pursuant to the requirements of the Securities Act of 1993 and the investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, on the 5th day of March, 1997.

    SCOTTISH WIDOWS INTERNATIONAL FUND
    By: [sig]
       James E. Jordan, President

    Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration has been signed below by the following persons in the capacities and on the date indicated. Each of the persons whose signature appears below hereby authorizes James E. Jordan, President of the Registrant, to execute in the name of each person and to file all amendments to this Registration Statement as the Registrant deems appropriate and appoints such person as his attorney-in-fact to sign on his behalf individually and in each capacity stated below and to file all amendments and post-effective amendments to this Registration Statement.


    SIGNATURE                  TITLE             DATE

    [sig]
    James E. Jordan            President,        March 5, 1997
                               principal
                               executive
                               officer and
                               Trustee

    [sig]
    Dennis J. Westley          V.President       March 5, 1997
                               and Treasurer


    Lee D. Arning              Trustee

    [sig]
    Richard C. Farr            Trustee           March 5, 1997


    Paul J. Lawler             Trustee

    [sig]
    Emmett M. Murphy           Trustee           March 5, 1997

    [sig]
    Geoffrey Nunes             Trustee           March 5, 1997

    [sig]
    Linda G. Sprague           Trustee           March 5, 1997











    [sig]
    Gail M. Harrity            Trustee           March 5, 1997